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Third Avenue Funds]



                    Dear Shareholder,

URGENT              Not too long ago we sent you a proxy card and materials for
PLEASE VOTE         Third Avenue High Yield Fund (the Fund) explaining the
YOUR SHARES         proposals up for a vote at the February 23, 2000 shareowner
TODAY               meeting.  WE NEED YOU TO CAST YOUR VOTE!

                    If you have not already completed and returned the proxy card included in our earlier package, PLEASE TAKE A MOMENT NOW TO COMPLETE THE ENCLOSED PROXY CARD AND MAIL IT TO US IN THE POSTAGE-PAID ENVELOPE PROVIDED.

                    The proposal has been reviewed and unanimously approved by your Fund's Board of Trustees, which recommends that you vote FOR the proposal.

                    PLEASE VOTE! YOUR VOTE IS EXTREMELY IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.

     THE PROPOSAL   TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION BETWEEN
                    YOUR FUND AND PIONEER HIGH YIELD FUND. Under this Agreement, your Fund will transfer all of its assets to Pioneer High
                    Yield Fund in exchange for Class A shares of Pioneer High
                    Yield Fund. The reorganization is intended to be tax free for U.S. federal income tax purposes.

                    Your Fund and Pioneer High Yield Fund have similar investment objectives; both seek to maximize total return through a combination of income and capital appreciation. The Funds also have similar investment styles, policies and restrictions.

                    If the Proposal is approved, you will receive Class A shares of Pioneer High Yield Fund and your Fund will be liquidated. Your Fund's Trustees believe the proposed reorganization is advantageous because it offers:

                    o Continuity of investment management through Margaret Patel, your Fund's portfolio manager, who will be Pioneer High Yield Fund's portfolio manager. Ms. Patel is not expected to continue as your Fund's portfolio manager if the proposal is not approved.
                    o Lower initial actual expenses than your Fund's current actual expenses and the potential for lower future expenses than your Fund's expenses.
                    o Access through exchanges to Pioneer's family of over 20 mutual funds, which will provide you with additional investment options.

                    You should understand that if you vote in favor of the reorganization, you are approving a reorganization into a class of shares subject to Rule 12b-1 distribution fees.

                    Cast your vote by completing and signing the proxy card enclosed in this package. Please mail your completed and signed proxy as quickly as possible, using the postage-paid envelope provided.

                    Sincerely,



                    /s/ Martin J. Whitman
                    Martin J. Whitman
                    Chairman of the Board
                    Third Avenue Trust

767 Third Avenue               New York, NY 10017           Phone (212) 888-6685
            Toll Free (800) 443-1021          Fax (212) 888-6757
                                                                    7837-00-0100

     [logo
Third Avenue Funds]



                    Dear Shareholder,

URGENT              Not too long ago we sent you a proxy card and materials for
PLEASE VOTE         Third Avenue High Yield Fund (the Fund) explaining the
YOUR SHARES         proposals up for a vote at the February 23, 2000 shareowner
TODAY               meeting.  WE NEED YOU TO CAST YOUR VOTE!

                    If you have not already completed and returned the proxy card included in our earlier package, PLEASE TAKE A MOMENT NOW TO COMPLETE THE ENCLOSED PROXY CARD AND MAIL IT TO US IN THE POSTAGE-PAID ENVELOPE PROVIDED.

                    The proposal has been reviewed and unanimously approved by your Fund's Board of Trustees, which recommends that you vote FOR the proposal.

                    PLEASE VOTE! YOUR VOTE IS EXTREMELY IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.

     THE PROPOSAL   TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION BETWEEN
                    YOUR FUND AND PIONEER HIGH YIELD FUND. Under this Agreement, your Fund will transfer all of its assets to Pioneer High
                    Yield Fund in exchange for Class A shares of Pioneer High
                    Yield Fund. The reorganization is intended to be tax free for U.S. federal income tax purposes.

                    Your Fund and Pioneer High Yield Fund have similar investment objectives; both seek to maximize total return through a combination of income and capital appreciation. The Funds also have similar investment styles, policies and restrictions.

                    If the Proposal is approved, you will receive Class A shares of Pioneer High Yield Fund and your Fund will be liquidated. Your Fund's Trustees believe the proposed reorganization is advantageous because it offers:

                    o Continuity of investment management through Margaret Patel, your Fund's portfolio manager, who will be Pioneer High Yield Fund's portfolio manager. Ms. Patel is not expected to continue as your Fund's portfolio manager if the proposal is not approved.
                    o Lower initial actual expenses than your Fund's current actual expenses and the potential for lower future expenses than your Fund's expenses.
                    o Access through exchanges to Pioneer's family of over 20 mutual funds, which will provide you with additional investment options.

                    You should understand that if you vote in favor of the reorganization, you are approving a reorganization into a class of shares subject to Rule 12b-1 distribution fees.

                    Cast your vote by completing and signing the proxy card enclosed in this package. Please mail your completed and signed proxy as quickly as possible, using the postage-paid envelope provided.

                    Please feel free to call 1-800-443-1021 if you have any questions about the proposal or the process for voting your shares. Thank you for your prompt response.

                    Sincerely,



                    /s/ Martin J. Whitman
                    Martin J. Whitman
                    Chairman of the Board
                    Third Avenue Trust

767 Third Avenue               New York, NY 10017           Phone (212) 888-6685
            Toll Free (800) 443-1021          Fax (212) 888-6757
                                                                    7291-00-0100

[landscape oriented on perforated top of proxy card]

[triangle] Please fold and detach card at perforation before mailing [triangle]

--------------------------------[perforation]-----------------------------------


PROXY                                                                      PROXY

                          THIRD AVENUE HIGH YIELD FUND
                      PROXY FOR THE MEETING OF SHAREHOLDERS
                          To be held February 23, 2000


I (we), having received notice of the meeting and management's proxy statement therefor, and revoking all prior proxies, hereby appoint David M. Barse, Michael T. Carney and Ian M. Kirschner, and each of them, my (our) attorneys (with full power of substitution in them and each of them) for and in my (our) name(s) to attend the Meeting of Shareholders of my (our) fund to be held on Wednesday, February 23, 2000, at 2:00 p.m. (New York time) at Four Times Square, 37th Floor, New York, New York 10036, and any adjourned session or sessions thereof, and there to vote and act upon the following matter (as more fully described in the accompanying proxy statement) in respect of all shares of the fund which I (we) will be entitled to vote or act upon, with all the powers I (we) would possess if personally present.
IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.



                                             Note: In signing, please write
                                             name(s) exactly as appearing
                                             hereon. When signing as attorney,
                                             executor, administrator or other
                                             fiduciary, please give your full
                                             title as such. Joint owners
                                             should each sign personally.

                                             ________________________________
                                             Signature(s)

                                             Date ___________________________

                                                                           TAHYF

 [triangle] Please fold and detach card at perforation before mailing [triangle]

--------------------------------[perforation]-----------------------------------


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF YOUR FUND AND SHOULD BE RETURNED AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED. IF YOU VOTE IN FAVOR OF THE REORGANIZATION, YOU ARE APPROVING A REORGANIZATION INTO A CLASS OF SHARES SUBJECT TO RULE 12B-1 DISTRIBUTION FEES. THE BOARD RECOMMENDS THAT YOU VOTE IN FAVOR OF THE FOLLOWING:

              PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW.


1. To approve an Agreement and Plan of      FOR       AGAINST       ABSTAIN
   Reorganization between your fund and
   Pioneer High Yield Fund as more fully    [ ]         [ ]            [ ]
   described in the proxy statement.